UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2008

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Atmospheric Glow Technologies,Inc.

(Exact name of registrant as specified in its charter)

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Delaware	333-11591	62-1647888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

924 Corridor Park Blvd., Knoxville, Tennessee 37932-3723

(Address of Principal Executive Office) (Zip Code)

(865) 777-3776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03

Bankruptcy or Receivership

The U.S. Bankruptcy Court for the Eastern District of Tennessee approved the sale of the assets of Atmospheric Glow Technologies, Inc., on August 7, 2008, to Flight Safety Technologies, Inc., and Sentech, Inc. The sale is to close on August 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Atmospheric Glow Technologies, Inc.

Date: August 11, 2008	By:	/s/ Lynn Tarpy
Lynn Tarpy
	Title:	Attorney for the Chapter 11 Debtor